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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549




                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT: JANUARY 29, 1998
                       (DATE OF EARLIEST EVENT REPORTED)




                         GARDNER DENVER MACHINERY INC.
            (Exact Name of Registrant as Specified in its Charter)


              DELAWARE                    0-23654              76-0419383
(State or Other Jurisdiction of      (Commission File       (I.R.S. Employer
Incorporation or Organization)            Number)          Identification No.)





                            1800 GARDNER EXPRESSWAY
                            QUINCY, ILLINOIS  62301
             (Address of Principal Executive Offices and Zip Code)

                                (217) 222-5400
             (Registrant's Telephone Number, Including Area Code)


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      ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
      ---------------------------------------------

      On January 29, 1998, pursuant to an Asset Purchase Agreement dated as of December 23, 1997 by and between Gardner Denver Machinery Inc., a Delaware corporation ("Gardner Denver"), Champion Pneumatic Machinery Company, Inc., a Delaware Corporation ("Champion") and CRL Industries, Inc., a Delaware corporation ("CRLI"), Gardner Denver acquired substantially all of the assets and assumed certain agreed upon liabilities of Champion, a wholly-owned subsidiary of CRLI. The aggregate purchase price was approximately $24.0 million and was negotiated between Gardner Denver, Champion and CRLI as the fair market value for the assets acquired.

      Funding for this acquisition was provided under Gardner Denver's existing $125 million credit facility, entered into on January 20, 1998, as to which The First National Bank of Chicago acts as agent for itself and the other lenders participating in the credit facility.

      The assets acquired by the acquisition are those assets previously used by Champion in the manufacture and distribution of single acting reciprocating compressors. Gardner Denver currently intends to continue to use such assets for the purposes used by Champion prior to the subject transaction.

      ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
      ------------------------------------------

      (a)  Financial statements of businesses acquired

      (b)  Pro forma financial information
           --- -----

      Pursuant to Rule 3.05 and to Article 11 of Regulation S-X, audited financial statements of Champion are not required for any period and pro forma financial information is not required.

(c)   Exhibits

      2.0 Asset Purchase Agreement dated as of December 23, 1997, by and between Gardner Denver Machinery Inc., Champion Pneumatic Machinery Company, Inc. and CRL Industries, Inc. (the "Purchase Agreement"). (All schedules to the Purchase Agreement have been omitted, and Gardner Denver will furnish supplementally to the Commission, upon request, a copy of any omitted schedule.)


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                              SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        GARDNER DENVER MACHINERY INC.


Date: February 9, 1998              By: /s/Philip R. Roth
                                        -----------------------------------
                                        Vice President, Finance and
                                          Chief Financial Officer



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                         GARDNER DENVER MACHINERY INC.


                                 EXHIBIT INDEX



EXHIBIT
NO.                               DESCRIPTION

2.0 Asset Purchase Agreement dated as of December 23, 1997, by and between Gardner Denver Machinery Inc., Champion Pneumatic Machinery Company, Inc. and CRL Industries, Inc.